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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 28, 2003

Harley-Davidson Customer Funding Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-98975 (Commission File Number)	36-4396302 (IRS Employer Identification Number)
4150 Technology Way Carson City, Nevada (Address of principal executive offices)		89706 (Zip Code)
(702) 885-1200 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report.)

Item 5.    Other Events

        The registrant is filing a Form T-1—Statement of Eligibility and Qualification of Trustee relating to the qualification of BNY Midwest Trust Company as indenture trustee for the Harley-Davidson Motorcycle Trust 2003-1 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements:    None

  (b)
  Pro Forma Financial Information:    None

  (c)
  Exhibits:

Exhibit No.	Document
25	Statement of Eligibility and Qualification of Trustee

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORPORATION
	By:	/s/ PERRY A. GLASSGOW Perry A. Glassgow Treasurer

January 28, 2003

EXHIBIT INDEX

Exhibit No.	Document
25	Statement of Eligibility and Qualification of Trustee

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX